FEDERAL INCOME TAXES (Tables)	12 Months Ended
Aug. 31, 2014
Federal Income Taxes Tables
Summary of reasons for difference and related tax effects

Total income tax benefit is less than the amount computed by multiplying the loss before income taxes by the statutory federal income tax rate. The reasons for the difference and the related tax effects for the fiscal years ended August 31, 2014 and 2013.

	2014	2013
Tax benefit at stautory rales of 34%	$678,476	$11,142
Non-Deductible expenses	(154,318)	-
Change in valuation allowance	(524,158)	(11,142)
Net income tax benefit	$-	$-

Summary of deferred tax assets

The components of the deferred tax assets are as follows:

	2014	2013
Deferred tax assets
Net operating loss carryforward	$(995,432)	$(20,661)
Deferred amortization	450,613	-
Total deferred tax asset	(544,819)	(20,661)
Less: valuation allowance	544,819	20,661
	$-	$-